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                                                                    EXHIBIT 10.2

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                 AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT


                            dated as of June 28, 2000


                                      among


                          COGENTRIX OF RICHMOND, INC.,


                              BNP PARIBAS, as Agent


                                       and


                           FIRST UNION NATIONAL BANK,
                  as Security Agent and Securities Intermediary




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                                Table of Contents

                                                                            Page
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ARTICLE I

         Definitions...........................................................2

ARTICLE II

         Appointment of Security Agent;
         Establishment of Accounts     ........................................4
         SECTION 2.01.  Appointment of Security Agent..........................4
         SECTION 2.02.  Creation of Accounts...................................4
         SECTION 2.03.  Security Interest......................................5
         SECTION 2.04.  .......................................................6

ARTICLE III

         Deposits into Accounts................................................7
         SECTION 3.01.  Required Deposits......................................7
         SECTION 3.02.  Revenues and Insurance and Condemnation Proceeds.......7
         SECTION 3.03.  Deposits Irrevocable...................................7

ARTICLE IV

         Payments from Accounts................................................7
         SECTION 4.01.  [INTENTIONALLY OMITTED]................................7
         SECTION 4.02.  Revenue Account--Weekly Payments.......................7
         SECTION 4.03.  Revenue Account--Monthly Payments......................8
         SECTION 4.04.  [INTENTIONALLY OMITTED]...............................10
         SECTION 4.05.  Revenue Account - Quarterly Payments in respect of the
                  Borrower's Security Account.................................10
         SECTION 4.06.  Debt Service Account; Issuing Bank's Term VP Account..10
         SECTION 4.07.  Debt Service Reserve Letter of Credit.................11
         SECTION 4.07A.  System Upgrade Expense Account.......................11
         SECTION 4.08.  Transfers from Borrower's Security Account and System
                  Upgrade Expense Account; Borrower's Security Account........12
         SECTION 4.09.  [INTENTIONALLY OMITTED]...............................13
         SECTION 4.10.  Insurance and Condemnation Proceeds Account...........13
         SECTION 4.11.  Tax Account...........................................14
         SECTION 4.12.  [INTENTIONALLY OMITTED]...............................14
         SECTION 4.13.  Reimbursement Account.................................14
         SECTION 4.14.  Property Tax Account..................................14
         SECTION 4.15.  Defaults..............................................14
         SECTION 4.16.  Transfers from Accounts on the Restatement
                  Effective Date..............................................15

                                     - ii -

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                                                                            Page
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ARTICLE V

         Investment...........................................................15

ARTICLE VI

         Security Agent.......................................................16
         SECTION 6.01.  Rights, Duties, etc...................................16
         SECTION 6.02.  Resignation or Removal................................17

ARTICLE VII

         Determinations.......................................................17
         SECTION 7.01.  Value.................................................17
         SECTION 7.02.  Other Determinations..................................18
         SECTION 7.03.  Available Cash........................................18

ARTICLE VIII

         Miscellaneous........................................................18
         SECTION 8.01.  Fees and Indemnification of Security Agent............18
         SECTION 8.02.  Waiver of Right of Set-Off............................19
         SECTION 8.03.  Termination...........................................19
         SECTION 8.04.  Severability..........................................19
         SECTION 8.05.  Counterparts..........................................19
         SECTION 8.06.  Amendments............................................19
         SECTION 8.07.  APPLICABLE LAW........................................19
         SECTION 8.08.  Notices...............................................19
         SECTION 8.09.  Benefit of Agreement..................................20

                                     - iii -

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         AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT dated as of June 28,
2000 among COGENTRIX OF RICHMOND, INC., a North Carolina corporation (the "Borrower"), BNP PARIBAS, as agent (in such capacity the "Agent") for the Secured Parties (as defined in the Reimbursement Agreement referred to below), and FIRST UNION NATIONAL BANK, a national banking association ("First Union"), as agent for the Agent under this Security Deposit Agreement (in such capacity, the "Security Agent"), and as Securities Intermediary (as such term is defined in Section 8-102(a)(14) of the Uniform Commercial Code) with respect to the Accounts (in such capacity, the "Securities Intermediary").


                              W I T N E S S E T H :


         WHEREAS, the Borrower owns and operates the Facility (as defined in the Reimbursement Agreement referred to below); and

         WHEREAS, the acquisition and construction of the Facility has been financed by loans and other extensions of credit made to the Borrower pursuant to the Reimbursement and Loan Agreement, dated as of December 1, 1990, among the Borrower, Paribas, as Issuing Bank (in such capacity, the "Issuing Bank"), the Existing Lenders (as defined in the Reimbursement Agreement) and the Agent, as amended by the First Amendment thereto dated as of February 1, 1991, the Second Amendment thereto dated as of December 1, 1991, the Third Amendment thereto dated as of December 15, 1993, the Fourth Amendment thereto dated as of February 15, 1995, the Fifth Amendment thereto dated as of June 1, 1995, the Sixth Amendment thereto dated as of March 31, 1996 and the Seventh Amendment thereto dated as of December 1, 1997 (as so amended, the "Existing Reimbursement Agreement"); and

         WHEREAS, pursuant to the provisions of the Existing Reimbursement Agreement, the Borrower entered into the Security Deposit Agreement, dated as of December 1, 1990, as amended by the First Amendment thereto dated as of December 15, 1993 (the "Existing Security Deposit Agreement"), among the Borrower, the Agent and the Security Agent; and

         WHEREAS, the parties thereto have agreed to amend and restate the Existing Reimbursement Agreement in its entirety pursuant to the Amended and Restated Reimbursement and Loan Agreement, dated as of June 28, 2000, among the Borrower, the Issuing Bank, the Lenders thereunder and the Agent (as amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement"); and

         WHEREAS, it is a condition to the Reimbursement Agreement's becoming effective that the Existing Security Deposit Agreement shall be amended and restated in its entirety to read as hereinafter set forth; and

         WHEREAS, First Union has agreed to continue to act as Security Agent pursuant to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree that, on and

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as of the Restatement Effective Date (as defined in the Reimbursement
Agreement), the Existing Security Deposit Agreement shall be amended and restated in its entirety to read as follows:


                                    ARTICLE I

                                   Definitions

         Unless the context shall otherwise require, the capitalized terms used herein (and not otherwise defined herein) shall have the meanings assigned to them in the Reimbursement Agreement (such definitions to be equally applicable to the singular and plural forms of the terms defined).

         In addition, the following terms when used herein shall have the following meanings:

                  "Accounts" shall mean the Security Agent Accounts.

                  "Agreement", "hereto", "hereunder" and words of similar import shall mean this Amended and Restated Security Deposit Agreement, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the provisions hereof.

                  "Borrower Distribution Date" shall mean the first Business Day to occur after each date on which the Security Agent makes the distributions from the Revenue Account required by Section 4.05 hereof.

                  "Borrower's Security Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.02(a).

                  "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banks in New York, New York or Charlotte, North Carolina are authorized or required by law or executive order to be closed.

                  "Debt Service Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.02(a).

                  "Debt Service Reserve Deposit" shall have the meaning assigned thereto in Section 4.16.

                  "Emissions Monitoring System Upgrade Expenses" shall mean all capital costs incurred by the Borrower in connection with the procuring and installing of certain emissions monitoring equipment for the Facility required to comply with Environmental Protection Agency data collection and reporting requirements pursuant to 40 CFR (Code of Federal Regulation) 75, Subpart H.

                  "Insurance and Condemnation Proceeds" shall mean (a) all payments received by the Borrower or the Agent from any insurer pursuant to the insurance required to be

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         maintained by the Borrower pursuant to clause (i) or (ii) of Section
         10.05(b) of the Reimbursement Agreement, and (b) all awards and proceeds of a Taking with respect to the Project.

                  "Insurance and Condemnation Proceeds Account" shall mean the special account designated by that name established by the Security Agent pursuant to Section 2.02(a).

                  "Insurance and Condemnation Proceeds Deposits" shall mean all cash and Permitted Investments at any time on deposit in the Insurance and Condemnation Proceeds Account including all interest or other income earned with respect thereto.

                  "Issuing Bank's Term VP Account" shall mean the special account designated by that name established by the Security Agent pursuant to Section 2.02(a).

                  "Permitted Investments" shall have the meaning assigned thereto in Article V.

                  "Priority Cash Operating Costs" shall mean all Cash Operating Costs as defined in the Reimbursement Agreement excluding payments in respect of Operating Management Fees, Junior Working Capital Loans, Emissions Monitoring System Upgrade Expenses and real and personal property taxes.

                  "Property Tax Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.02(a).

                  "Reimbursement Account" shall mean the special account designated by that name established by the Security Agent pursuant to
         Section 2.02(a).

                  "Reimbursement Cash Collateral" shall mean any cash given to the Agent by the Borrower pursuant to this Agreement, the Reimbursement Agreement or any other Project Document for deposit by the Agent into the Reimbursement Account.

                  "Revenue Account" shall mean the special account designated by that name established by the Security Agent pursuant to Section 2.02(a).

                  "Revenues" shall mean all revenues and payments at any time received by the Borrower (other than (i) the proceeds of Loans made under the Reimbursement Agreement, (ii) the proceeds from the sale of Bonds, and (iii) Insurance and Condemnation Proceeds), including, without limitation, (a) all amounts received by the Borrower in respect of Junior Working Capital Loans, (b) all payments received by the Borrower under the Power Purchase Agreements and the Steam Purchase Agreement and all other payments received by the Borrower from the sale of electricity, heat and/or steam produced by the Facility, (c) all payments received from the sale of by-products produced by the Facility, (d) all proceeds of any business interruption insurance, (e) all payments received by the Borrower pursuant to any Interest Hedging Transaction, (f) all payments received by the Borrower from Cogentrix Energy pursuant to Section 5.05 of the Project Development Agreement,
         (g) all revenues received from the sale of Allowances by the Borrower and (h) all payments received by the Borrower under all other Project Documents.

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                                                                               4

                  "Security Agent Accounts" shall mean the Reimbursement Account, the Borrower's Security Account, the Debt Service Account, the Insurance and Condemnation Proceeds Account, the Revenue Account, the Tax Account, the Property Tax Account, the System Upgrade Expense Account and the Issuing Bank's Term VP Account.

                  "System Upgrade Expense Account" shall mean the special account designated by that name established by the Security Agent pursuant to Section 2.02(a).

                  "System Upgrade Expense Account Required Balance" shall mean as of any Installment Payment Date, the amount equal to (i) $500,000 less (ii) the sum of all Emissions Monitoring System Upgrade Expenses paid through such date; provided that the System Upgrade Expense Account Required Balance shall be deemed to be zero upon delivery of the certificate required under Section 4.07A(c).

                  "Taking" shall have the meaning assigned to such term in the Project Mortgage.

                  "Tax Account" shall mean the special account designated by that name established by the Security Agent pursuant to Section 2.02(a).

                  "Value" shall have the meaning assigned thereto in Section
         7.01.


                                   ARTICLE II

                         Appointment of Security Agent;
                           Establishment of Accounts

         SECTION 2.01. Appointment of Security Agent. First Union is hereby appointed by the Borrower and by the Agent to continue to act as security agent hereunder, and the Security Agent hereby agrees to continue to act as such and to accept all cash, payments, other amounts and Permitted Investments to be delivered to or held by the Security Agent pursuant to the terms of this Agreement. The Security Agent shall hold and safeguard the Security Agent Accounts (and the cash, instruments and securities on deposit therein) during the term of this Agreement and shall treat the cash, instruments, and securities in the Security Agent Accounts as funds, instruments and securities pledged by the Borrower to the Agent for the ratable benefit of the Secured Parties, to be held by the Security Agent, as agent of the Agent, in trust in accordance with the provisions hereof.

         SECTION 2.02. Creation of Accounts. (a) The Security Agent will establish or has heretofore established and will or is maintaining at its office located at 401 South Tryon Street, 12th Floor, Charlotte, North Carolina (or such other office of the Security Agent as the Security Agent shall from time to time designate in writing to the Borrower and the Agent) the following nine special, segregated and irrevocable cash collateral accounts which shall be maintained at all times until the termination of this Agreement:

         (1)      Borrower's Security Account
         (2)      Debt Service Account
         (3)      Insurance and Condemnation Proceeds Account

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         (4)      Revenue Account
         (5)      Tax Account
         (6)      Property Tax Account
         (7)      Issuing Bank's Term VP Account
         (8)      Reimbursement Account
         (9)      System Upgrade Expense Account.

         (b) All moneys, investments and securities at any time on deposit in any of the Security Agent Accounts shall constitute trust funds to be held in the custody of the Security Agent for the purposes and on the terms set forth in this Agreement.

         SECTION 2.03. Security Interest. (a) In order to secure the performance by the Borrower of all of its covenants, agreements and obligations under the Reimbursement Agreement and the Security Documents and the payment by the Borrower of all Obligations (subject to the provisions of paragraph (b) of this Section 2.03), this Agreement is intended to create, and the Borrower hereby pledges to, and creates in favor of the Agent, for the ratable benefit of the Secured Parties, a security interest in and to, the Accounts, all cash, cash equivalents, instruments, investments and other securities at any time on deposit in the Accounts, all present and future accounts, chattel paper, documents, general intangibles and instruments (each as defined in the New York Uniform Commercial Code) of the Borrower, all other rights of the Borrower to receive the payment of money including, without limitation, all moneys due and to become due to the Borrower under the Power Purchase Agreements, the Steam Purchase Agreement and any other contract of the Borrower for the sale of electricity, steam and/or heat produced by the Facility or the sale of by-products produced by the Facility, and all moneys due and to become due to the Borrower under all Project Documents, and all proceeds of any of the foregoing. All moneys, cash equivalents, instruments, investments and securities at any time on deposit in any of the Accounts shall constitute collateral security for the payment by the Borrower of the Obligations (subject to the provisions of paragraph (b) of this Section 2.03) and the performance and observance by the Borrower of all the covenants and conditions contained herein and in the Reimbursement Agreement, the Notes and the other Security Documents, and shall at all times be subject to the control of the Agent, acting through the Security Agent, and to the extent on deposit in the Security Agent Accounts, shall be held in the custody of the Security Agent in trust for the purposes of, and on the terms set forth in, this Agreement. For the purpose of perfecting the security interest of the Agent in and to the Security Agent Accounts and all cash, investments and securities at any time on deposit in the Security Agent Accounts, the Security Agent shall be deemed to be the agent of the Agent.

         (b) Notwithstanding the provisions of paragraph (a) of this Section
2.03 or any other provision of this Agreement, the moneys, cash equivalents, instruments, investments and securities at any time on deposit in the Borrower's Security Account and representing the Debt Service Reserve Deposit shall not constitute collateral security for any of the indebtedness, obligations and liabilities of the Borrower to the Secured Parties in connection with Outstanding Bond Extensions of Credit (the "Bond Obligations") until such time as the outstanding Loans shall have been permanently reduced to an amount less than $3,500,000, whereupon from and after such time the Bond Obligations shall, without further act, be secured by the moneys, cash equivalents, instruments, investments, and securities on deposit in the Borrower's Security Account and representing the Debt Service Reserve Deposit equally and ratably with all of the other

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Obligations. The Borrower agrees to execute and deliver to the Agent and the
Security Agent such instruments, UCC financing statements and other documents as the Agent shall request in order to confirm and perfect the pledge of and grant of a security interest in the Debt Service Reserve Deposit as collateral security for the Bond Obligations, at or after the time of such pledge and grant of a security interest in accordance with the provisions of the preceding sentence, but such pledge and grant of a security interest shall be effective whether or not any such instruments, statements or documents are in fact executed and delivered. Notwithstanding the provisions of Article V hereof, the Borrower and the Agent hereby acknowledge that at the time any cash on deposit in the Borrower's Security Account and representing the Debt Service Reserve Deposit constitutes collateral security for the Bond Obligations as set forth above, the investment of such cash or portions thereof may be subject to yield restrictions and the Agent and Borrower agree that at such time the yield on such investments shall be restricted in a manner as instructed to them by bond counsel. The provisions set forth in this Section 2.03(b) shall cease to be in effect after January 1, 2001.

         (c) The Borrower shall not have any rights or powers with respect to any amounts in the Accounts or any part thereof except (i) as provided in
Article V hereof and (ii) the right to have such amounts applied in accordance with the provisions hereof.

         SECTION 2.04. Certain Agreements Regarding the Accounts. The parties hereto hereby agree that (a) each Account is and will be maintained as a "securities account" (as defined in Section 8-501(a) of the Uniform Commercial
Code) by the Securities Intermediary; (b) the Securities Intermediary shall treat the Agent as entitled to exercise the rights that comprise any "financial asset" (as defined in Section 8-102(a)(9) of the Uniform Commercial Code) credited to any of the Accounts without further consent by the Borrower, including without limitation the right to exercise "entitlement orders" (as defined in Section 8-102(a) of the Uniform Commercial Code); (c) each item of property (whether cash, cash equivalents, instruments, investments, investment property or other) credited to the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the Uniform Commercial Code;
(d) the "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the Uniform Commercial Code) shall be the State of North Carolina; (e) all securities or other property underlying any financial assets credited to the Accounts shall be registered in the name of the Securities Intermediary or indorsed to the Securities Intermediary or in blank, and in no case whatsoever will any financial asset credited to an Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower except to the extent that the foregoing have immediately thereafter been specially indorsed by the Borrower to the Securities Intermediary or in blank.


                                   ARTICLE III

                             Deposits into Accounts

         SECTION 3.01. Required Deposits. The Borrower covenants and agrees that all amounts required to be delivered to or deposited with the Agent by the Borrower pursuant to Section 4.04(b) of the Reimbursement Agreement shall constitute Reimbursement Cash Collateral and be paid directly to the Agent for deposit into the Reimbursement Account.

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                                                                               7

         SECTION 3.02. Revenues and Insurance and Condemnation Proceeds. (a) The Borrower shall instruct each Person from whom it receives any Revenues to pay such Revenues directly to the Security Agent for deposit in the Revenue Account, and if the Borrower shall receive any Revenues it shall deliver such Revenues in the exact form received (but with the Borrower's endorsement, if necessary) to the Security Agent for deposit in the Revenue Account not later than the third Business Day after the Borrower's receipt thereof. The Security Agent shall have the right to receive all Revenues directly from the Persons owing the same. All Revenues received by the Security Agent shall be deposited in the Revenue Account.

         (b) Each of the Borrower and the Agent shall pay all Insurance and Condemnation Proceeds received by it over to the Security Agent in the exact form received (but with the Borrower's or the Agent's endorsement, as the case may be, if necessary) for deposit in the Insurance and Condemnation Proceeds Account. All Insurance and Condemnation Proceeds received by the Security Agent shall be deposited in the Insurance and Condemnation Proceeds Account.

         SECTION 3.03. Deposits Irrevocable. Any deposit made into any Account hereunder shall be irrevocable and the amount of such deposit and any instrument or security held in such Account hereunder and all interest thereon shall be held by the Agent or in trust by the Security Agent, as the case may be, and applied solely as provided herein.


                                   ARTICLE IV

                             Payments from Accounts

         SECTION 4.01. [INTENTIONALLY OMITTED]

         SECTION 4.02. Revenue Account--Weekly Payments. On the first Business Day of each week, the Security Agent shall distribute, from the cash available in the Revenue Account (after making any distributions then required by Section 4.06), to the Borrower for the benefit of the Persons entitled thereto and in the respective amounts as specified in writing by the Borrower, an amount equal to the sum of (a) the Priority Cash Operating Costs which the Borrower certifies are then due and owing by the Borrower with respect to the Project for the preceding week, (b) any payments in respect of the Bond Letter of Credit Fee, the Bond Fronting Fee, the Administration Fee, the Term VP Fronting Fee, the Term VP Letters of Credit Fee, the Debt Service Reserve Letter of Credit Fronting Fee, the Debt Service Reserve Letter of Credit Fee and other amounts (except principal and interest payments) that are then due and payable to the Agent, the Issuing Bank or the Lenders and (c) Trustee's Expenses and other fees and expenses payable to the Remarketing Agent, the Custodian, the Registrar or the Tender Agent which the Borrower certifies are then due and payable. For the purpose of this Section 4.02, cash available in the Revenue Account shall not include any check or other instrument which may be deposited therein until the final collection thereof.

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                                                                               8

         SECTION 4.03. Revenue Account--Monthly Payments. On the last Business Day of each calendar month (a "Monthly Distribution Date"), the Security Agent shall distribute, from the cash available in the Revenue Account (after making any distribution then required by Section 4.02), the following amounts in the following order of priority:

               (i) first, to the Property Tax Account, an amount equal to one-twelfth of the real and personal property taxes becoming due and payable within the next succeeding 12 months, as certified to the Security Agent by the Borrower; and

                (ii) second, to the Debt Service Account, an amount (as specified in writing by the Agent) equal to the sum of (a) the interest on the aggregate outstanding unpaid principal amount of Term Loans and Debt Service Reserve Letter of Credit Loans accrued and unpaid during such calendar month and (b) the interest on all Outstanding Bond Extensions of Credit accrued and unpaid during such calendar month (together with any deficiency in accumulation of either such amount during any preceding month or months), plus, if any such interest is due and payable on or before the last Business Day of the next succeeding month, all such interest which will accrue at the applicable rate during such succeeding month until the due date thereof; and

               (iii) third, if an Installment Payment Date will occur within three months after such Monthly Distribution Date or a Bond Redemption Date will occur within six months after such Monthly Distribution Date (as indicated in writing by the Agent), to the Debt Service Account, an amount (as specified in writing by the Agent) equal to:

                       (a) one-third of the Term Loan Amortization Amount for
               the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date); plus

                       (b) one-sixth of the Bond Redemption Amount for the next
               succeeding Bond Redemption Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Bond Redemption Date); plus

                       (c) if the next succeeding Installment Payment Date will
               occur on or before the last Business Day of the next succeeding month, an amount equal to the excess of (1) the Term Loan Amortization Amount for such Installment Payment Date, over (2) the amount then on deposit in the Debt Service Account for the purpose of paying such amount including any amounts deposited pursuant to clause (a) above; plus

                       (d) if the next succeeding Bond Redemption Date will
               occur on or before the last Business Day of the next succeeding month, an amount equal to the excess of (1) Bond Redemption Amount for such Bond Redemption Date over (2) the amount then on deposit in the Debt Service Account for the purpose of paying such principal amount including any amounts deposited pursuant to clause (b) above; less

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                       (e) any increase in the Value of the Debt Service Account
               which occurred during such month as a result of earnings on the amounts on deposit therein; and

               (iv) fourth, if a Term VP Reimbursement Date will occur within three months after such Monthly Distribution Date (as indicated in writing by the Agent), to the Issuing Bank's Term VP Account, an amount (as specified in writing by the Agent) equal to:

                       (a) one-third of the aggregate principal amount of any
               Term VP Reimbursement Payment which is due and payable on the next Term VP Reimbursement Date, plus an amount equal to the accrued interest on the related Term VP Reimbursement Amount during such calendar month (together with any deficiency in accumulation of such amount during any preceding month or months since the last Term VP Reimbursement Date); plus

                       (b) if such Term VP Reimbursement Date will occur on or
               before the last Business Day of the next succeeding month, an amount equal to the excess of (1) the aggregate principal amount of the Term VP Reimbursement Payment which will be due and payable on such Term VP Reimbursement Date together with accrued interest on the related Term VP Reimbursement Amount over (2) the aggregate amount then on deposit in the Issuing Bank's Term VP Account for the purpose of paying such Term VP Reimbursement Payment and such interest; less

                       (c) any increase in the Value of the Issuing Bank's Term
               VP Account which occurred during such month as a result of earnings on the amount on deposit therein; and

                (v) fifth, to the Agent for the benefit of the Swap Counterparties entitled thereto, an amount (as certified to the Security Agent by the Borrower and countersigned by the Agent) equal to the amount payable by the Borrower pursuant to any Swap Agreement between the Borrower and a Swap Counterparty; and

               (vi) sixth, to the Agent, an amount (as certified to the Security Agent by the Borrower and countersigned by the Agent) equal to the outstanding principal amount of all Debt Service Reserve Letter of Credit Loans.

         SECTION 4.04. [INTENTIONALLY OMITTED]

         SECTION 4.05. Revenue Account - Quarterly Payments in respect of the Borrower's Security Account. On each date on which the Borrower notifies the Agent of the Excess Project Cash Flow of the Borrower for the immediately preceding three months pursuant to Section 10.09(f) of the Reimbursement Agreement, the Security Agent (after certification by the Borrower countersigned by the Agent) shall distribute, from the cash available in the Revenue Account (after making any distributions from the Revenue Account required by Sections 4.02, 4.03 and 4.06), to the Borrower's Security Account, the remainder of the cash available in the Revenue Account.

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         SECTION 4.06. Debt Service Account; Issuing Bank's Term VP Account. (a)
On each date on which any interest on or principal in respect of the Loans, any reimbursement for Bond LC Reimbursement Obligations or any other Obligation (other than VP Reimbursement Obligations) becomes due and payable pursuant to the Reimbursement Agreement, the Notes or any of the Security Documents (whether at maturity, upon acceleration of maturity, upon redemption of the Bonds or otherwise) the Security Agent shall distribute to the Agent for payment of such interest or principal or other amount, from the cash available in the Debt Service Account, an amount equal to such interest or principal or other amount then due and payable as specified in writing by the Agent. On each date on which Reimbursement Cash Collateral is required to be deposited in the Reimbursement Account pursuant to Section 4.04(b)(i) of the Reimbursement Agreement, the Security Agent shall distribute to the Agent from cash available in the Debt Service Account for deposit in the Reimbursement Account, an amount equal to such Reimbursement Cash Collateral then due and payable as specified in writing by the Agent. Any interest on or principal or other amount in respect of any Obligations (other than VP Reimbursement Obligations), or any Reimbursement Cash Collateral required to be deposited in the Reimbursement Account pursuant to
Section 4.04(b)(i) of the Reimbursement Agreement, which is not paid or deposited when due because of insufficient cash available in the Debt Service Account or otherwise shall continue to be due, shall accrue interest from the date due to the date paid at the rate provided for in the Reimbursement Agreement, and shall be payable as a Priority Cash Operating Cost pursuant to
Section 4.02.

         (b) On each Term VP Reimbursement Date, the Security Agent shall distribute to the Agent for reimbursement of Term VP Letter of Credit Disbursements from cash available in the Issuing Bank's Term VP Account, an amount equal to the Term VP Reimbursement Payment together with accrued interest on the related Term VP Reimbursement Amount due and payable on such Term VP Reimbursement Date as specified in writing by the Agent. Any Term VP Reimbursement Payment and any interest on any Term VP Reimbursement Amount which is not paid when due because of insufficient cash available in the Issuing Bank's Term VP Account or otherwise shall continue to be due, shall accrue interest from the date due to the date paid at the rate provided for in the Reimbursement Agreement, and shall be payable as a Priority Cash Operating Cost pursuant to Section 4.02.

         SECTION 4.07. Debt Service Reserve Letter of Credit. In the event that, on any date (as specified in writing by the Agent) on which the Borrower is required to deliver to the Agent Reimbursement Cash Collateral for deposit in the Reimbursement Account pursuant to Section 4.04(b)(i) of the Reimbursement Agreement and/or a payment of interest on or principal or other amount in respect of the Obligations becomes due and payable pursuant to the Reimbursement Agreement, the Notes or any of the Security Documents, there shall be insufficient cash available in the Debt Service Account, the System Upgrade Expense Account and the Borrower's Security Account to make such deposit or payment, the Security Agent shall immediately so notify the Agent and the Agent shall make a drawing under the Debt Service Reserve Letter of Credit in an amount equal to the lesser of the amount available to be drawn upon under the Debt Service Reserve Letter of Credit and the amount required to make such deposit of Reimbursement Cash Collateral and/or payment of interest or principal or other amount in full, and apply the proceeds of such drawing to such payment.

         SECTION 4.07A. System Upgrade Expense Account. (a) Except during the occurrence and continuation of a Default or an Event of Default, upon receipt of a certificate signed by a Responsible Officer of the Borrower, specifying an amount requested to be transferred from the System Upgrade Expense Account and the items for which such amount is to be paid, and certifying that the payments to be made with such amount constitute payments of Emission Monitoring System Upgrade Expenses, the Security Agent shall transfer from the System Upgrade Expense Account to the Persons specified in such certificate the amount of Emission Monitoring System Upgrade Expenses specified in such certificate to be then due and payable; provided that the Security Agent shall have received written confirmation from the Agent (after consultation with the Independent Engineer) that, in its reasonable judgment, such payments to be made constitute payments of Emission Monitoring System Upgrade Expenses.

         (b) If as of any Installment Payment Date the amount on deposit in the System Upgrade Expense Account shall exceed the System Upgrade Expense Account Required Balance as of such Installment Payment Date, the Security Agent shall, upon receipt on such Installment Payment Date of a certificate signed by a Responsible Officer of the Borrower and countersigned by the Agent certifying as to the amount of such excess and stating that no Default or an Event of Default has occurred and is continuing, transfer such excess amount from the System Upgrade Expense Account to the Revenue Account.

         (c) Upon receipt by the Security Agent of a certificate signed by a Responsible Officer of the Borrower, and confirmed in writing by the Agent and the Independent Engineer, certifying (x) that the upgrade to the Facility's emissions monitoring system with respect to which Emission Monitoring System Upgrade Expenses have been disbursed has been completed, all necessary tests of such system have been satisfactorily performed and such system is functioning in compliance with all legal requirements and (y) that all expenses relating to the purchase, installation and testing of such system upgrade have been paid and stating that no Default or an Event of Default has occurred and is continuing, the Security Agent shall transfer all amounts remaining on deposit in the System Upgrade Expense Account to the Revenue Account.

         SECTION 4.08. Transfers from Borrower's Security Account and System Upgrade Expense Account; Borrower's Security Account. (a) To the extent that at any time the cash then available in the Revenue Account is insufficient (i) to pay the Cash Operating Costs then due, (ii) to pay principal and interest and any other amount then due and payable in respect of the Obligations and to provide Reimbursement Cash Collateral for deposit into the Reimbursement Account as required pursuant to Section 4.04(b)(i) of the Reimbursement Agreement, (iii) to deposit into the Debt Service Account and the Issuing Bank's Term VP Account the respective amounts then required to be deposited therein pursuant to Section
4.03 or Section 4.05 and (iv) to pay any amounts then due and owing to any Swap Counterparty in respect of any Swap Agreement in accordance with Section 4.03, the Security Agent shall from and to the extent of the cash available in the Borrower's Security Account and the System Upgrade Expense Account withdraw such amounts first from the Borrower's Security Account and second from the System Upgrade Expense Account as the Agent shall specify in writing and apply such amounts to make the aforesaid payments and/or deposits in accordance with the Agent's written directions.

         (b) On each Borrower Distribution Date, if the Borrower has delivered to the Security Agent a certificate signed by a Responsible Officer of the Borrower and countersigned by the Agent, certifying that the conditions precedent to the payment of Restricted Payments by the Borrower, as set forth in Section 11.03 of the Reimbursement Agreement, have been satisfied and setting forth certain amounts payable as required below, the Security Agent shall transfer, from the cash then available in the Borrower's Security Account, the following amounts in the following order of priority:

               first, to the Tax Account, an amount equal to (a) the estimated income taxes (as specified by the Borrower in such certificate) on the taxable income of the Borrower accrued and unpaid to such Monthly Distribution Date (or, if income taxes on such net income are due and payable on or before the last Business Day of the next succeeding month, the estimated income taxes on such net income due and payable on the next payment date therefor), computed as though the business of the Borrower was at all times during such period conducted by a separate, distinct and unaffiliated legal entity, less (b) the Value of the Tax Account on such Monthly Distribution Date prior to giving effect to such distribution; and

               second, to the Borrower for the benefit of the Delaware Holdings or Cogentrix Energy, an amount equal to the principal and/or interest then due and owing in respect of Junior Working Capital Loans; and

               third, to the Borrower for the benefit of Cogentrix Energy, an amount equal to the Operating Management Fee payable to Cogentrix Energy with respect to the preceding quarter, as certified to the Security Agent by the Borrower; and

               fourth, to the Borrower, an amount (as specified by the Borrower in such certificate) equal to the allocated regional and central support costs of the Borrower then due and owing; and

               fifth, to the Borrower, an amount equal to all or any portion of the remaining cash available in the Borrower's Security Account on such Borrower Distribution Date to be applied to Restricted Payments not set forth in clauses first through fourth above;

provided that if the Borrower has not delivered such certificate on such Borrower Distribution Date, the Borrower may deliver such certificate on any Business Day thereafter which is prior to the next succeeding Borrower Distribution Date and the Security Agent shall, on the Business Day after such delivery, distribute in accordance with clauses "first" through "fifth" above an amount equal to the lesser of (x) the cash then available in the Borrower's Security Account and (y) the cash which was available in the Borrower's Security Account on such prior Borrower Distribution Date, and provided, further, that, at all times until January 1, 2001, after giving effect to any distributions made in accordance with this Section 4.08(b), $3,500,000 remains in the Borrower's Security Account.

         SECTION 4.09. [INTENTIONALLY OMITTED]

         SECTION 4.10. Insurance and Condemnation Proceeds Account. (a) The Insurance and Condemnation Proceeds Deposits shall be accumulated in the Insurance and Condemnation Proceeds Account and held therein until paid to or upon the order of the Borrower as provided in paragraph (b) of this Section 4.10, or paid to the Agent as provided in paragraph (c) or (d) of this Section 4.10, or returned to the Borrower as provided in Section 8.03.

         (b) Subject to the provisions of paragraphs (c) and (d) of this Section 4.10, Insurance and Condemnation Proceeds Deposits shall be paid over to or upon the order of the Borrower to reimburse it for, or to pay, the cost of renewing, repairing, rebuilding or otherwise replacing the damaged or destroyed or lost property in respect of which such moneys were received, upon the receipt by the Security Agent of a certificate of a Responsible Officer of the Borrower, countersigned by the Agent, (i) describing in reasonable detail the work done and materials purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost property, (ii) stating the specific amount requested to be paid over to or upon the order of the Borrower, that such amount is requested to reimburse the Borrower for, or to pay, the cost of such renewal, repair, rebuilding or other replacement and that such amount, together with amounts remaining in the Insurance and Condemnation Proceeds Account for such purpose and other funds of the Borrower available for such purpose, are sufficient to pay in full the cost of such renewal, repair, rebuilding or other replacement, (iii) stating that all of the conditions set forth in Section 10 of the Project Mortgage have been satisfied, and (iv) stating that no Default or Event of Default has occurred and is continuing. In the event that Insurance and Condemnation Proceeds Deposits shall remain in the Insurance and Condemnation Proceeds Account after application thereof in accordance with the first sentence of this paragraph (b), the Security Agent shall either apply said Deposits to the payment of the Obligations then due or return said Deposits to the Borrower, in accordance with the instructions of the Agent.

         (c) If the Agent shall at any time notify the Security Agent in writing that an Event of Loss has occurred, the Security Agent shall promptly withdraw the Insurance and Condemnation Proceeds Deposits from the Insurance and Condemnation Proceeds Account and deliver the same to the Agent, for application by the Lenders to the payment of the Obligations (and/or the provision of Reimbursement Cash Collateral) in accordance with the provisions of Sections 4.04(b)(i) of the Reimbursement Agreement and the provisions of the Security Documents.

         (d) If the Agent shall at any time notify the Security Agent in writing that an Event of Default under the Reimbursement Agreement has occurred and is continuing, then the Security Agent shall, if and to the extent requested by the Agent, promptly withdraw the Insurance and Condemnation Proceeds Deposits from the Insurance and Condemnation Proceeds Account and deliver the same to the Agent, to be held by the Agent and applied to the payment of the Obligations.

         SECTION 4.11. Tax Account. On each date on which income taxes on the net income of the Borrower are due and payable, the Security Agent shall distribute, from the cash available in the Tax Account, to the Borrower or such other Person or Persons from whom such taxes are due, an amount equal to such taxes (computed as provided in clause (vi) of Section 4.03 hereof), provided that the Security Agent shall have received a certificate signed by a Responsible Officer of the Borrower, approved in writing by the Agent, specifying the amount or amounts due to the Borrower or such other Person or Persons from whom such amounts are payable. Any such taxes not paid when due to a Person or Persons other than the Borrower because of insufficient cash available in the Tax Account shall be payable as a Priority Cash Operating Cost pursuant to Section 4.02.

         SECTION 4.12. [INTENTIONALLY OMITTED]

         SECTION 4.13. Reimbursement Account. On each date in which any amount in respect of Bond LC Reimbursement Obligations becomes due and payable pursuant to the Reimbursement Agreement, the Security Agent shall distribute to the Agent (upon written direction from the Agent) from the Reimbursement Account, an amount equal to the Bond LC Reimbursement Obligations then due and payable.

         SECTION 4.14. Property Tax Account. On each date on which any real or personal property taxes are due and payable by the Borrower, the Security Agent shall distribute, from the cash available in the Property Tax Account, an amount equal to such taxes; provided that the Security Agent shall have received a certificate signed by a Responsible Officer of the Borrower, specifying the amount or amounts of such taxes and the governmental entity or entities to which such taxes are payable. Any such taxes not paid when due because of insufficient cash available in the Property Tax Account shall be payable as a Priority Cash Operating Cost pursuant to Section 4.02.

         SECTION 4.15. Defaults. Notwithstanding any other provision contained in this Agreement, upon receipt by the Security Agent of written notice from the Agent stating that a Default or an Event of Default under the Reimbursement Agreement has occurred and is continuing, the Security Agent shall thereafter distribute cash from the Security Agent Accounts only upon the express written instructions of the Agent until notified in writing by the Agent that such Default or Event of Default has been waived by the Required Lenders or cured.

         SECTION 4.16. Transfers from Accounts on the Restatement Effective Date. On the Restatement Effective Date after receipt of written notice from the Borrower, the Agent and the Security Agent, as the case may be, shall distribute to the Borrower all of the cash available on such date in the Accounts (as defined in the Existing Security Deposit Agreement) (other than $3,000,000 in the Revenue Account, $320,638.34 in the Property Tax Account and $225,000 in the Debt Service Account and other than $4,000,000 in the Debt Service Reserve Account (as defined in the Existing Security Deposit Agreement), of which (x) $3,500,000 shall on the Restatement Effective Date be transferred to the Borrower's Security Account (the "Debt Service Reserve Deposit") and (y) $500,000 shall on the Restatement Effective Date be transferred to the System Upgrade Expense Account).

                                    ARTICLE V

                                   Investment

         Any cash held by the Security Agent or the Agent in any Account shall be invested by the Security Agent or the Agent, as the case may be, from time to time as directed in writing by the Borrower (or, if the Agent shall have notified the Security Agent that a Default or an Event of Default under the Reimbursement Agreement has occurred and is continuing, by the Agent) in the "Permitted Investments" described below. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. Any income tax payable on account of any such income or gain shall be payable by the Borrower as provided in Section 4.11. Neither the Agent nor the Security Agent shall have any liability for any loss resulting from any such investment or sale thereof. Any such investment may be sold (without regard to maturity date) by the Agent or the Security Agent whenever necessary to make any withdrawal or distribution required by this Agreement. The Security Agent and the Agent will promptly notify each other and the Borrower of any loss resulting from any such investment and the Agent, in its sole discretion, may decide that the affected Account shall be reimbursed from Revenues received pursuant to Section 4.02 hereof and the Security Agent, upon receiving written instructions from the Agent, will make the reimbursement or reimbursements specified in such instructions. "Permitted Investments" shall mean (a) marketable direct obligations of the United States of America, (b) marketable obligations directly and fully guaranteed as to interest and principal by the United States of America, (c) demand deposits with the Security Agent, and time deposits, certificates of deposit and banker's acceptances issued by (i) the Agent or (ii) any member bank of the Federal Reserve System which is organized under the laws of the United States of America or any state thereof or any United States branch of a foreign bank, in each case whose long-term debt securities are rated "A" or better by Standard & Poor's Corporation and "A2" or better by Moody's Investors Service, Inc., (d) commercial paper or tax exempt obligations given the highest rating by Moody's Investors Service, Inc. and Standard & Poor's Corporation, (e) obligations of the Agent or any bank described in clause (c) above, in respect of the repurchase of obligations of the type as described in clauses (a) and (b) hereof, provided that such repurchase obligations shall be fully secured by obligations of the type described in said clauses (a) and (b) and the possession of such obligations shall be transferred to, and segregated from other obligations owned by, the Agent or any such bank, (f) instruments rated "AAA" by Standard & Poor's Corporation and "Aaa" by Moody's Investors Service, Inc. issued by investment companies and having a maturity of 180 days or less, (g) eurodollar certificates of deposit issued by the Agent or any bank described in clause (c) above, and
(h) marketable securities rated not less than "A-1" by Standard & Poor's Corporation or not less than "Prime-1" by Moody's Investors Service, Inc. In no event shall any cash in the Accounts be invested in any obligation, certificate of deposit, acceptance, commercial paper or instrument which by its terms matures (A) more than 180 days after the date of investment, unless the Agent or a bank meeting the requirement of clause (c) above shall have agreed to repurchase such obligation, certificate of deposit, acceptance, commercial paper or instrument at its purchase price plus earned interest within no more than 180 days after its purchase hereunder or (B) after the next Installment Payment Date or Bond Redemption Date.

                                   ARTICLE VI

                                 Security Agent

         SECTION 6.01. Rights, Duties, etc. The acceptance by the Security Agent and by the Agent of their respective duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Security Agent and of the Agent:

               (a) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it;

               (b) it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which it in good faith believes to be genuine;

               (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;

               (d) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof;

               (e) it shall have no duties as Security Agent or Agent, as the case may be, except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its prior written consent thereto;

               (f) it may execute or perform any duties hereunder either directly or through agents or attorneys;

               (g) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Security Agent or Agent, as the case may be, hereunder; and

               (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity.

         SECTION 6.02. Resignation or Removal. (a) The Security Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Security Agent as hereinafter provided.

         (b) The Agent may remove the Security Agent at any time by giving notice to each other party to this Agreement. The Borrower may remove the Security Agent at any time with the approval of the Agent by giving written notice to the Security Agent (countersigned by the Agent). Each such removal to be effective upon the appointment of a successor Security Agent as hereinafter provided.

         (c) In the event of any resignation or removal of the Security Agent, a successor Security Agent, which shall be a bank or trust company organized under the laws of the United States of America or of the State of New York or the State of North Carolina, having a corporate trust office in New York City or North Carolina and a capital and surplus of not less than $100,000,000, shall be appointed by the Agent. If a successor Security Agent shall not have been appointed and accepted its appointment as Security Agent hereunder within 45 days after such notice of resignation of the Security Agent or such notice of removal of the Security Agent, the Security Agent or the Agent may apply to any court of competent jurisdiction to appoint a successor Security Agent to act until such time, if any, as a successor Security Agent shall have accepted its appointment as above provided. Any successor Security Agent so appointed by such court shall immediately and without further act be superseded by any successor Security Agent appointed by the Agent. Any such successor Security Agent shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and thereupon such successor Security Agent shall succeed to all the rights and duties of the Security Agent hereunder and shall be entitled to receive the Security Agent Accounts from the predecessor Security Agent.


                                   ARTICLE VII

                                 Determinations

         SECTION 7.01. Value. Cash and Permitted Investments on deposit from time to time in the Accounts shall be valued by the Agent or the Security Agent, as the case may be, as follows:

               (a) cash shall be valued at the face amount thereof; and

               (b) Permitted Investments shall be valued at the lesser of the face amount thereof and the purchase price thereof.

The Security Agent will advise the Borrower no less frequently than monthly of the amount of cash and Permitted Investments on deposits in the Security Agent Accounts.

         SECTION 7.02. Other Determinations. The Borrower, the Agent and the Security Agent may establish procedures not inconsistent with this Agreement pursuant to which the Security Agent may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Security Agent from cash available in the Accounts. In the event of any dispute as to any such amount, the Security Agent is authorized and directed to retain in its possession without liability to anyone all or any part of the cash available in the Accounts until such dispute shall have been settled by mutual agreement of the Borrower and the Agent or by a final order, decree or judgment of a Federal or State court of competent jurisdiction located in the State of North Carolina, and time for an appeal has expired and no appeal has been perfected, but the Agent or the Security Agent, as the case may be, shall be under no duty whatsoever to institute or defend any such proceedings.

         SECTION 7.03. Available Cash. In determining the amount of available cash in any Account at any time, in addition to any cash then on deposit in such Account, the Agent and the Security Agent shall treat as available cash the amount which the Agent or the Security Agent, as the case may be, would have received on such day if it had liquidated all the Permitted Investments (at then prevailing market prices) then on deposit in such Account. The Agent and the Security Agent will use its best efforts to sell Permitted Investments such that actual cash is available on each date on which each withdrawal or distribution is to be made pursuant to this Agreement so that the Agent or the Security Agent, as the case may be, can make such withdrawal or distribution in cash on such date.


                                  ARTICLE VIII

                                  Miscellaneous

         SECTION 8.01. Fees and Indemnification of Security Agent. The Borrower agrees to pay the reasonable fees of the Security Agent as compensation for its services under this Agreement. In addition, the Borrower assumes liability for, and agrees to indemnify, protect, save and keep harmless the Agent and the Security Agent and its successors, assigns, agents and servants from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and expenses that may be imposed on, incurred by, or asserted against, at any time, the Agent or the Security Agent and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Permitted Investments, the retention of cash and Permitted Investments or the proceeds thereof and any payment, transfer or other application of cash or Permitted Investments by the Agent or the Security Agent in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Agent or the Security Agent made in good faith in the conduct of its duties; except that the Borrower shall not be required to indemnify, protect, save and keep harmless the Agent or the Security Agent, as the case may be, against its own gross negligence or willful misconduct. The indemnities contained in this Section 8.01 shall survive the termination of this Agreement.

         SECTION 8.02. Waiver of Right of Set-Off. The Security Agent waives, with respect to all of its existing and future claims against the Borrower or any Affiliate thereof, all existing and future rights of set-off and banker's liens against the Security Agent Accounts and all items (and proceeds thereof) that come into its possession in connection with the Security Agent Accounts; provided that the Security Agent retains the right to charge the Revenue Account and the Insurance and Condemnation Proceeds Account (a) for all items deposited in such Account after the date hereof and subsequently returned to the Security Agent unpaid and (b) for all compensation and expenses with respect to the Security Agent Accounts.

         SECTION 8.03. Termination. The provisions of Articles III and IV with respect to the Accounts shall terminate on the date on which all Obligations shall have been paid in full, the Letters of Credit have been terminated and the Security Documents shall have been discharged. Promptly after such termination, the Agent shall notify the Security Agent of such termination and each of the Agent and Security Agent hereby agrees that at the time of such termination (x) any Permitted Investments in the Accounts held by it shall be liquidated as soon as commercially prudent, (y) a reconciliation shall be made of the distributions made from the Accounts held by it and any necessary adjustments to the balances of such Accounts as a result of such reconciliation shall be made and (z) the moneys in the Accounts held by it (after giving effect to such liquidation and such adjustments) shall be distributed to the Borrower.

         SECTION 8.04. Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

         SECTION 8.05. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 8.06. Amendments. This Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

         SECTION 8.07. APPLICABLE LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

         SECTION 8.08. Notices. Except as otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall be duly given or made if delivered by hand or courier or if sent by first class mail or by tested or authenticated telex, or by facsimile transmission, or by telegram or cable, and shall be deemed to have been duly given or made upon the receipt thereof if by hand or courier or upon the transmittal thereof if by telex or facsimile transmission or upon the delivery thereof to the telegraph office if by telegram or cable, or on the third Business Day following the deposit thereof in the mail, first class postage prepaid, in each case addressed to the party to which such notice is required or permitted to be given or made hereunder, if to the Agent or the Borrower at its address, facsimile number or telex number specified in the Reimbursement Agreement, or if to the Security Agent to the address, facsimile number or telex number set forth below its signature hereto, or such other address, facsimile number or telex number as may be specified from time to time by the Security Agent.

         SECTION 8.09. Benefit of Agreement. This Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have each caused this Security Deposit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                       COGENTRIX OF RICHMOND, INC.,
                                         as the Borrower


                                       By /s/ Clay S. Coleman
                                         -----------------------------
                                         Title: Vice President - Project Finance


                                       BNP PARIBAS,
                                         as Agent


                                       By /s/ Mark A. Renaud
                                         -----------------------------
                                         Title: Director


                                       By /s/ Axel Dumas
                                         -----------------------------
                                         Title: Assistant Vice President


                                       FIRST UNION NATIONAL BANK,
                                         as Security Agent


                                       By /s/ Terry Hefner
                                         -----------------------------
                                         Title: Vice President


                                       FIRST UNION NATIONAL BANK,
                                         as Securities Intermediary


                                       By /s/ Terry Hefner
                                         -----------------------------
                                         Title: Vice President

                                       Address for Notices:

                                       First Union National Bank
                                       401 South Tryon Street, 12th Floor
                                       Charlotte, North Carolina
                                         28288-2179
                                       Attention:  Corporate Trust Department